Roper Industries, Inc.

Q1 2004 Results Conference Call

April 29, 2004

Safe Harbor Statement

The information provided in this presentation contains forward looking statements within the meaning of the federal securities laws. These forward looking statements include, among others, statements regarding the benefits we hope to realize from the NTGH acquisition, our ability to make future strategic acquisitions, our ability to execute our growth program, and our ability to achieve improved financial performance. These statements reflect management's current beliefs and are not guarantees of performance. They involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward looking statement. Such risks and uncertainties include our ability to integrate the NTGH acquisition and realize expected synergies, any unforeseen liabilities associated with the NTGH acquisition, limitations on our business imposed by our indebtedness, reductions in our business with Gazprom, unfavorable changes in foreign exchange rates, difficulties associated with exports, risks and costs associated with our international sales and operations, difficulties in making and integrating acquisitions, product liability and insurance risks and costs, our ability to achieve anticipated benefits from the realignment of our operating structure, the cyclical nature of our business, future competition, changes in the supply of, or price for, parts and components, environmental compliance costs and liabilities, and potential write-offs of our substantial intangible assets. Other important risk factors are discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and may be discussed in subsequent filings with the SEC. You should not place undue reliance on any forward looking statements. These statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

First Quarter Exceeded Expectations

- DEPS of $0.52 (Before NTGH Inventory Revaluation Costs) Exceeded Guidance of $0.43-$0.47
  - Reported $0.49 Versus $0.40 in Prior Year
- Net Sales of $221 Million Exceeded Guidance of $200-$215 Million
  - Strong March Results

Significant First Quarter Growth

(Millions)



Net Sales
$221
$149
+48%
Q1 2003
Q1 2004



Adjusted EBITDA
$46
$28
+66%
Q1 2003
Q1 2004



Cash From Operations
$26
$12
+120%
Q1 2003
Q1 2004

Sales Up
$72 Million

Adj. EBITDA Margins
Up 230 Bpts to 20.7%

Expect Accelerating
Cash Flow Thru 2004

First Quarter Positions Roper for Strong Year

- Net Orders Up 53% to $220 Million
- Net Debt-to-Net Cap Improved from 47.0% to 43.7%
- NTGH Performing Well
- Restructuring Projects Completed
- Acquisition Pipeline Full

Broad-Based Strength

All Segment Orders Up Sharply Over Prior Year


Year-Over-Year Change
in Segment Net Orders
19%
21%
49%
115%
53%
$7 Million F/X
Imaging
Instru-
mentation
Energy
Industrial
Roper

Market Focused Strategies Drive Strong Order Growth

Income Statement

Millions except DEPS	As Reported Q1 2003	As Reported Q1 2004
Net Sales	$149	$221
Gross Profit	79	109
Gross Margin	53%	50%
Income from Ops	23	33
Operating Margin	16%	15%
EBITDA	28	43
EBITDA Margin	18%	19%
Diluted EPS (DEPS)	$0.40	$0.49
Excl. Inv. Reval. Costs		$0.52

- Double-digit organic sales growth
- Strong March activity
- NTGH sales as expected
- F/X sales benefit of $8mm
- Margins as reported include NTGH inventory revaluation charges and
- $1.2 mm of restructuring costs, which completes our work
- DEPS exceeded $0.43-$0.47 range

Cash Results Tell the Real Story

Focus on Cash and Adjusted Margins

Millions except DEPS	Adjusted Q1 2003	Adjusted Q1 2004	
Net Sales	$149	$221	▪ All segments up
Gross Profit	79	111	▪ Gross margins affected by portfolio mix changes
Gross Margin	53%	51%	
Income from Ops	24	36	▪ Operating margins maintained in spite of $6 million of incremental D&A
Operating Margin	16%	16%	
EBITDA	27	46	▪ EBITDA margins up sharply
EBITDA Margin	18%	21%	
Cash DEPS	$0.56	$0.80	▪ Cash earnings increased 43%

Further Cash Expansion Expected in Q2

Adjusted Figures Exclude Restructuring Charges, Discontinued Ops and NTGH Inventory Revaluation Costs.

Balance Sheet, Cash Flow

Millions

	Q1 2003	Q1 2004
Cash from Ops	$12	$26
		+120%
	Dec. 03	
Capital Structure		
Net Debt	$581	$542
Net Debt-to-Net Cap	47.0%	43.7%

- Cash conversion 156%
- Expect higher cash flow in Q2, driven by improved earnings and net working capital performance
- Almost $300 million to support disciplined strategic acquisition program

Growing Capacity Supports Strategic Growth Program

Working Capital Improvements

Millions

	Dec. 2003	Mar. 2004	
Net Working Cap			▪ Increasing focus on cash return on investment throughout the Company
As Reported	$170	$187	
Excluding NTGH	$131		▪ Expect continued improvements throughout the year
As a Percent of Sales			
(I) Inventory	13.5%[1]	12.4%	▪ Inventory cut by 110 bpts
(R) Receivables	18.5%[1]	17.8%	▪ A/R cut by 70 bpts
(P) Payables & Accruals	14.5%[1]	14.5%	
Total (I+R-P)	17.5%[1]	15.7%	▪ Favorable by 180 bpts

Working Capital Focus Producing Results

[1] Excludes Net Working Capital from the December 29, 2004 Acquisition of NTGH.

Instrumentation

Acton Research ▪ Antek ▪ Integrated Designs ▪ Logitech ▪ PAC ▪ Struers ▪ Uson

Highlights

- Net Orders Up 21%; One-Third from Currency
- Fourth Consecutive Quarter of Year-Year Organic Growth
- Continued Strength in Oil & Gas, Materials Analysis Markets
- Euro Currency Benefited Sales But Hurt Margins
- Adjusted EBITDA Margins of 22% Helped by Acton/IDI Restructuring Benefits



Net Sales
Adjusted EBITDA/
Op Profit
42.5
49.1
9.5
10.8
7.6
9.4
Q1 '03
Q1 '04
Q1 '03
Q1 '04
($Millions)

Adjusted EBITDA Excludes Restructuring Charges.

Energy Systems and Controls

Compressor Controls ▪ Metrix Instruments ▪ Zetec

Highlights

- Net Orders Up 49%
  - Continued Strength in Oil & Gas Project Orders
- Power Utility Inspection Sales and Orders Up Sharply
  - Seasonal Strength
  - Pull-In from Q2
- Compressor Controls Re-Aligned
  - Focused on Growth Markets
  - Resources Aligned to Market Opportunities
- Adjusted EBITDA Margins Grew 190 Bpts to 18%
  - Gains from Zetec Restructuring



Net Sales
Adjusted EBITDA/
Op Profit
27.8
32.1
4.4
5.7
3.6
4.8
Q1 '03
Q1 '04
Q1 '03
Q1 '04
($Millions)

Adjusted EBITDA Excludes Restructuring Charges.

Industrial Technology

Abel ▪ AMOT ▪ Cornell ▪ Flow Technology ▪ Fluid Metering ▪ Hansen ▪ Neptune ▪ Roper Pump

Highlights

- Net Orders Up 115%
  - Segment Up Double-Digits Organically
  - Refrigeration Market Gains
  - Industrial Markets Improving
- $1mm Restructuring Costs Incurred During Quarter
  - Machining Consolidation
  - Excess Capacity Reduced
  - Mexican Operation Transition to Be Completed in Q2
- Adjusted EBITDA Margins Up 90 Bpts to 25.2%



Net Sales
Adjusted EBITDA/
Op Profit
40.2
92.3
9.7
8.8
23.6
16.0
Q1 '03
Q1 '04
Q1 '03
Q1 '04
($Millions)

Adjusted EBITDA Excludes Restructuring Charges and NTGH Inventory Revaluation Costs.

ROPER

Neptune Transition Going Well

NEPTUNE

- Initial Integration Activities Complete
  - Governance, Financial Reporting, Treasury, etc.
- Q1 Sales Up More than 10% Year-Year
  - AMR Sales Growing as Expected
  - Meter Market Leadership Continues
- Working on Initiatives to Lower Procurement and Production Costs
- Supporting Software Application Enhancements for New Products
- Neptune Positioned for a Record Year

Scientific & Industrial Imaging

DAP ▪ Gatan ▪ Media Cybernetics ▪ QImaging ▪ Redlake ▪ Roper Scientific

Highlights

- Net Orders Up 19%
- Net Sales Up 19%
  - Life Science Outpacing Physical Science
- 19% Adjusted EBITDA
  - Excludes NTGH Inventory Valuation Charges and Restructuring
- Growing Software Expertise
  - Acquired QED Asset to Expand Software Application Technology


Net Sales
Adjusted EBITDA/ Op Profit
39.0
46.3
7.4
8.7
6.3
7.0
Q1 '03
Q1 '04
Q1 '03
Q1 '04
($Millions)

New Applications Driving New Market Opportunities

Adjusted EBITDA Excludes Restructuring Charges and NTGH Inventory Revaluation Costs.

2004 Enterprise Initiatives Update

- Build On Market-Focused Segments
  - Orders Demonstrate Success
- Execute Segment Growth Initiatives
  - Organic Sales Growth at Double Digit Rates
- Continue to Build Capabilities Across the Company
  - Restructuring Completed; New Organizational Structures in Place
- Drive Down Working Capital
  - 17.5% Down to 15.7%
- Capture NTGH Opportunities
  - Transition Going Well; More than 10% Sales Growth
- Continue Strategic Acquisitions
  - Pipeline Full

Roper Executing Successfully

Strong Growth Expected in 2004



Net Sales
Millions
$657
2003
$900-
$925 1
2004
DEPS
$2.01
2003
$2.50-
$2.70 2
2004

[1] Raised from Original Guidance of $875-$925

[2] Raised from Original Guidance of $2.45-$2.70

Expect DEPS of $0.57-$0.63 in Q2

DEPS excludes debt extinguishment costs, discontinued operations and NTGH inventory revaluation costs. 2003 includes $6 million of restructuring costs; 2004 includes $1 million of restructuring costs.

Cash Performance Supports Growth Initiatives


Cash DEPS
$3.54-
$3.74
$2.43
+46-54%
2003
2004
Cash from Ops
Millions
$140-
$160
$96
+46-67%
2003
2004

Expanding Cash Flow, Ample Capacity, Support Growing Pipeline of Acquisition Opportunities

Excludes discontinued ops, and debt extinguishment and NTGH inventory revaluation costs. 2003 includes $6 million of restructuring costs; 2004 includes $1 million of restructuring costs.

Summary

- Great Start to Year… Orders, Sales, Cash Flow
- NTGH Transition Going Well
- Restructuring Completed; Margins Improving; Major Working Capital Elements Improved
- Market Conditions Improving
- Acquisition Pipeline Full
- Expect Strong Growth in Sales, DEPS and Cash Flow Throughout the Year

Everything in Place for Record Performance

Roper Industries, Inc.

Appendix

Reconciliations and Definitions

EBITDA, Q1 2004

Millions	Imaging	Industrial	Instrumentation	Energy	Consolidated
Net Income					$18.1
Operating Income	$7.0	$15.7	$9.4	$4.8	
Depreciation & Amortization (D&A)	1.3	5.3	1.4	0.8	9.7
Interest Expense					6.9
Income Taxes					8.0
EBITDA	$8.3	$21.0	$10.8	$5.6	$42.7
Restructuring Costs	0.1	1.0		0.1	1.2
NTGH Inventory Reval Costs	0.3	1.5			1.8
Rounding					
Adjusted EBITDA	$8.7	$23.5	$10.8	$5.7	$45.7

EBITDA, Q1 2003

Millions	Imaging	Industrial	Instrumentation	Energy	Consolidated
Net Income					$12.8
Operating Income	$6.3	$8.8	$7.6	$3.6	
Depreciation & Amortization (D&A)	0.9	1.0	1.1	0.9	3.9
Interest Expense					4.2
Income Taxes					5.7
EBITDA	$7.2	$9.8	$8.7	$4.5	$26.6
Restructuring Costs	0.1		0.8		0.9
NTGH Inventory Reval Costs					
Rounding	0.1	-0.1		-0.1	
Adjusted EBITDA	$7.4	$9.7	$9.5	$4.4	$27.5

Net Debt-to-Net Cap

Millions	Q1 2004	Q4 2003
Total debt	$624	$651
Less: Cash	-82	-70
Equals: Net debt	542	581
Add: Shareholders' equity	699	656
Equals: Net capital	$1,241	$1,237
Net debt divided by net capital	43.70%	47.00%

DEPS

	Full Year 2003	Q1 2004
DEPS Before Inventory Reval Costs		$0.52
NTGH Inventory Reval Costs		(0.03)
DEPS as Reported	$1.41	$0.49
Loss on Discontinued Operations	0.09	
Debt Extinguishment Cost	0.51	
DEPS from Continuing Operations Excluding Debt Extinguishment Cost	$2.01	$0.49

Adjusted Cash DEPS

	Q1 2004	Q1 2003
DEPS from Continuing Operations	$0.49	$0.42
NTGH Inventory Reval Costs	0.03	-
Restructuring Costs	0.02	0.02
D&A per Share	0.26	0.12
Cash DEPS	$0.80	$0.56

Cash DEPS

	Full Year 2003	Full Year 2004 Forecast Low	Full Year 2004 Forecast High
DEPS from Continuing Operations Excluding Debt Extinguishment Cost and NTGH Inventory Revaluation Costs	$2.01	$2.50	$2.70
D&A per Share	0.42	1.04	1.04
Cash DEPS	$2.43	$3.54	$3.74